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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21409

                          Pioneer Municipal High Income Advantage Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2005 through March 31, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                                     PIONEER
                             -----------------------
                                    MUNICIPAL
                                   HIGH INCOME
                                    ADVANTAGE
                                      TRUST

                                     Annual
                                     Report

                                     3/31/06

                                 [LOGO] PIONEER
                                        Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                           2
Portfolio Summary                                               4
Prices and Distributions                                        5
Performance Update                                              6
Portfolio Management Discussion                                 7
Schedule of Investments                                        11
Financial Statements                                           21
Financial Highlights                                           24
Notes to Financial Statements                                  26
Report of Independent Registered Public Accounting Firm        35
Factors Considered by the Independent Trustees in Approving
the Management Contract                                        36
Trustees, Officers and Service Providers                       41

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
There's a conundrum seen when observing the U.S. economy. In spite of sky high oil prices and real estate prices starting to soften, the U.S. economy was on a tear in the first quarter of 2006. Sizzling, roaring, and surging are terms used recently in headlines to describe the current state of our economy.

Our nation's gross domestic product (GDP), the broadest measure of the economy's strength, rose at an annual rate of 4.8% in the first quarter, the fastest growth rate since the third quarter of 2003. Part of this growth is a rebound from a soft fourth quarter, but there is also real underlying growth. Business spending is up 14.3% as the caution of previous years is being overcome by the need for equipment and technology. Consumers are doing their part by pushing the sales of consumer durables up 20.6% through the purchase of new household goods and luxury items.

It is difficult to project how long this growth will last, but most economists tend to agree that it can do so as long as business and consumer demand continues and inflation remains low.

Foreign markets are also faring well, benefiting from growth-oriented economic policies, and world economic growth is becoming more broadly based. The Japanese economy is expanding, and there are signs of a sustained recovery in Europe. Growth in the emerging economies and developing nations remains solid, with tremendous strength in China, India and Russia. Looking forward, we expect strong growth to continue, yet we remain cautious.

Investor confidence, a favorable economic climate and healthy corporate profitability and cash flow have helped global stock markets continue their strong performance in 2006.

The broad U.S. stock market is doing extremely well thus far in 2006. Investors seem to have grown accustomed to companies generally delivering on their earnings promises, lessening anxiety in the marketplace. Investors are feeling confident with stocks, especially those of mid-sized and small companies, which have far outpaced large-cap stocks.

Letter

Yet, the Federal Reserve ("Fed") response to the strong economy in the first quarter has been cautious, weighing whether further interest hikes are necessary. This concerns some in the financial markets, who have grown accustomed to the Fed confidently determining the movement of rates in the past. The Treasury-bond market ended the first quarter with short- and long-term bond yields almost equal - a flat yield curve. Although municipal-bond yields are not quite flat, the difference between short- and long-term interest rates is the smallest it has been since 1989. Even if the Fed's interest rate hikes end soon, intermediate and long interest rates are still low relative to inflation.

In summary, the economy and financial markets in the U.S. are prospering and the fundamentals remain, in our view, healthy going forward. However, there are no guarantees in investing: we know from a long-view of history that sudden shifts can occur with little warning. We need only look to the natural disasters and political upheavals of 2005. As such, we continue to pursue our philosophy in stock and bond portfolio management: global resources dedicated to fundamental research in the pursuit of opportunities that offer an attractive balance of risk and reward to help our shareowners grow their assets.

Respectfully,

/s/ OSBERT M. HOOD

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 3/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

       [DATA BELOW WAS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Health Revenue                                                24.9
Airport Revenue                                               15.7
Insured                                                       13.4
Tobacco Revenue                                                9.4
Development Revenue                                            8.9
Pollution Control Revenue                                      6.9
Transportation Revenue                                         5.7
Facilities Revenue                                             4.0
Power Revenue                                                  2.9
Education Revenue                                              2.6
Other                                                          2.3
General Obligation                                             1.1
Housing Revenue                                                1.1
Water Revenue                                                  1.1

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

       [DATA BELOW WAS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

 0-1 years                8.4%
 1-3 years                5.4
 3-6 years               43.7
 6-8 years               11.9
8-10 years               10.4
 10+ years               20.2


Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

       [DATA BELOW WAS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]


AAA                       6.8%
AA                        1.2
A                         2.2
BBB                      22.9
BB                        8.1
B                        13.9
CCC                       6.2
Not Rated                36.5
Cash Equivalents          2.2

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS 3/31/06
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Market Value
per Common Share    3/31/06   3/31/05
                    $14.99    $14.37

Net Asset Value
per Common Share    3/31/06   3/31/05
                    $15.04    $14.64

Distributions per
Common Share         Income      Short-Term      Long-Term
(4/1/05 - 3/31/06)   Dividends   Capital Gains   Capital Gains
                     $0.9900          $ -             $ -

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.   New Jersey Economic Development Authority Revenue,
        6.25%, 9/15/29                                                     2.70%
 2.   Dallas-Fort Worth International Airport Revenue, 6.0%, 11/1/14       2.62
 3.   Alliance Airport Authority Special Facilities Revenue,
        7.5%, 12/1/29                                                      2.31
 4.   University of California, RIB, 8.528%, 5/15/38 (144A)                2.20
 5.   Indiana State Development Finance Authority Revenue,
        5.75%, 10/1/11                                                     2.17
 6.   Miami-Dade County Aviation Revenue, 5.0%, 10/1/37                    2.16
 7.   Port Seattle Washington Special Facilities Revenue,
        5.0%, 4/1/31                                                       2.13
 8.   Charlotte North Carolina Special Facilities Revenue,
        5.6%, 7/1/27                                                       2.12
 9.   Houston Texas Airport System Revenue, 6.75%, 7/1/29                  2.12
10.   Tobacco Settlement Financing Corp., 5.875%, 5/15/39                  2.07

* This list excludes temporary cash and derivative investments. The portfolio is actively managed, and current holdings may be different.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/06
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Advantage Trust, compared to that of the Lehman Brothers Municipal Bond Index and Lehman Brothers Non-Investment Grade Municipal Bond Index.

--------------------------------------------------

Cumulative Total Returns
(As of March 31, 2006)
                         Net Asset      Market
Period                  Value (NAV)     Price
Life-of-Trust
(10/20/03)                 25.49%       19.49%
1 Year                      9.86        11.55

--------------------------------------------------

    [DATA BELOW WAS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                                                    Lehman Brothers
            Pioneer Municipal    Lehman Brothers     Non-Investment
               High Income           Municipal      Grade Municipal
            Advantage Trust         Bond Index         Bond Index
10/31/2003      $10,000               $10,000            $10,000
 3/31/2004      $10,252               $10,364            $10,565
 3/31/2005      $10,668               $10,641            $11,536
 3/31/2006      $11,832               $11,046            $12,588


Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities which includes preferred shares divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

Index comparison begins October 31, 2003. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Lehman Brothers Non-Investment Grade Municipal Bond Index totals over $26 billion in market value and maintains over 1300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issue date later than 12-31-90, deal size over $20 million, maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/06
--------------------------------------------------------------------------------

Despite steadily rising short-term interest rates, municipal bonds continued to provide attractive returns for investors over the past 12 months. In the following interview, David Eurkus, a member of the management team for Pioneer Municipal High Income Advantage Trust, discusses some of the factors that had an impact on the municipal bond market and the Trust.

Q: What was the investment environment during the period?

A: A relatively strong economy, fueled by healthy employment expansion, a strong real estate market and generally high consumer and business confidence, continued to raise the specter of accelerating inflation. Against this backdrop, the Federal Reserve ("Fed") continued its monetary policy of raising interest rates. During the year, the Fed boosted rates on eight occasions, each time by a quarter percentage point. On March 31, 2006, the Federal funds rate, the rate banks charge for overnight loans, was 4.75%, up from 2.75% on March 31, 2005. (The Fed has hiked rates 15 times since June 2004, when the Federal funds rate was 1.0%.) As intermediate and long-term yields declined, the market experienced a record amount of new issuance of municipal debt, driven primarily by the refunding of older higher-cost debt. Refundings, like mortgage refinancings, typically occur when interest rates are low and issuers seek to refinance their current debt or finance new projects at these lower rates. The new issuance was generally positive for the Trust, with demand for the new bonds outpacing the supply.

Q: How did the Trust perform in this environment?

A: For the 12-month period ended March 31, 2006, Pioneer Municipal High Income
   Advantage Trust produced a total return of 9.86% at net asset value and 11.55% at market price. As of March 31, 2006, the Trust was selling at a discount of market price to net asset value of 0.3%. The Lehman Brothers Municipal Bond Index returned 3.81%, while the Lehman Brothers Non-Investment Grade Municipal Bond Index returned 9.12% for the same period. At the end of the 12 months, the Trust held 132 issues in 35 states, territories and the District of Columbia. On March 31, 2006, the Trust's 30-day SEC yield was 7.63%.

   When reviewing the Trust's relative performance, it is important to note that the Lehman Brothers Municipal Bond Index tracks the performance only of investment-grade bonds and does not include

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/06                              (continued)
--------------------------------------------------------------------------------

   below investment-grade bonds, which are a significant part of the portfolio.

   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: How did you manage the Trust over the 12 months?

A: The Trust remained invested in sectors that drive the U.S. economy and that tend to perform well when the economy performs well. The biggest sector weighting in the portfolio, about 25%, was in healthcare/hospital bonds, which rose about 11% during the period. Other areas that boosted performance included transportation bonds, mostly airlines and airports, as well as special revenue bonds (the so-called tobacco bonds). Tobacco bonds, which are backed by tobacco companies' payments to states as part of the Master Settlement Agreement in which states agreed to drop their lawsuits against tobacco companies in return for a series of payments, have been a core holding for the Trust.

   The Trust had a mix of investment-grade securities, below investment-grade securities and cash equivalents (see page 4). At the end of the period, the average quality of the portfolio was BBB-, based on S&P ratings.

   Many of the below investment-grade securities have been long-term portfolio holdings that are backed by entities that were in significant financial difficulty at the time of purchase. As a result, we bought many of the bonds at substantial discounts to par (or face value) - airline/airport bonds, for example. Over the past few years, the airlines have restructured their businesses and are beginning to demonstrate new found financial strength. As the businesses improved, the prices of the bonds rose. In some cases, bonds that were purchased for 60 or 70 cents on the dollar now have risen to par, and the Trust has reaped the rewards of this price appreciation. Due in part to these bonds, the Trust's below investment grade bonds were the biggest contributors to performance, outpacing their higher quality but lower-yielding counterparts over the past 12 months.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   On March 31, 2006, 30% of the Trust was leveraged. We began leveraging the portfolio when interest rates were at historically low levels. Lower short-term rates provided an opportunity to borrow funds at attractive rates and invest those funds in higher-yielding bonds, which, in turn, boosted the Trust's returns. As short-term interest rates rose, the cost of leveraging also rose and reduced the overall effectiveness of the Trust's leveraging strategy, resulting in a modest dividend cut in November 2005 to $0.08, from $0.08375.

Q: What is your outlook?

A: While economic growth was strong in the first quarter of 2006, we would not be surprised to see a slowdown later in the year. Despite rising oil prices, we believe that inflation will remain modest and that the Fed is likely to be near the end of its rate-raising cycle. As we look ahead, we believe that the high level of new issuance that we saw over the past year will decline, but that the demand for municipal bonds will remain high. This supply/demand dynamic should be positive for the Trust. We intend to keep the Trust fully invested and diversified and maintain a mix of both high-quality and high-yield bonds.

Investments in high yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/06                              (continued)
--------------------------------------------------------------------------------

The Trust may use leverage through the issuance of preferred shares with an aggregate liquidation preference of up to 331/3% of the Trust's total assets after such issuance. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

Risks of investing in the Trust are discussed in greater detail in the Trust's registration statement on Form N-2 relating to its common shares.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06
--------------------------------------------------------------------------------

                       S&P/
                       Moody's
Principal              Ratings
Amount                 (unaudited)                                                             Value
                                     TAX-EXEMPT OBLIGATIONS - 139.7% of Net Assets
                                     Alabama - 0.5%
$   3,450,000          NR/NR         Huntsville Carlton Cove Alabama Special
                                     Care Facilities Financing Authority,
                                     8.125%, 11/15/31                                   $  1,725,035
                                                                                        ------------
                                     Alaska - 1.2%
    3,875,000 (a)      NR/Aaa        Alaska State Housing Finance Corp., RIB,
                                     11.676%, 6/1/49 (144A)                             $  4,323,027
                                                                                        ------------
                                     Arizona - 5.7%
    5,000,000          NR/NR         Casa Grande Industrial Development Authority,
                                     Hospital Revenue, 7.625%, 12/1/29                  $  5,528,150
    3,130,000          B-/NR         Coconino County Arizona Pollution Control Corp.
                                     Revenue, 5.35%, 10/1/22                               3,045,459
    1,615,000          B-/NR         Coconino County Arizona Pollution Control Corp.
                                     Revenue, 6.375%, 10/1/36                              1,645,782
    3,140,000 (a)      NR/Aaa        Downtown Phoenix Hotel Corp., RIB,
                                     8.328%, 7/1/40 (144A)                                 3,400,086
    1,000,000          NR/Baa3       Pima County Industrial Development Authority,
                                     6.3%, 7/1/31 (144A)                                   1,032,720
    1,570,000          NR/Baa3       Pima County Industrial Development Authority,
                                     6.75%, 7/1/31                                         1,640,823
    1,000,000 +        NR/NR         Pima County Industrial Development Authority,
                                     7.5%, 7/1/34                                          1,210,130
    2,000,000          NR/NR         San Luis Facility Development Corp.,
                                     7.25%, 5/1/27                                         1,953,460
                                                                                        ------------
                                                                                        $ 19,456,610
                                                                                        ------------
                                     California - 6.8%
    2,680,000          BBB/Baa3      Golden State Tobacco Securitization Corp.,
                                     6.75%, 6/1/39                                      $  3,002,136
    9,520,000 (a)      NR/Aaa        University of California, RIB, 8.528%,
                                     5/15/38 (144A)                                       10,508,366
    9,745,000          B+/NR         Valley Health System Hospital Revenue,
                                     6.875%, 5/15/23                                       9,757,766
                                                                                        ------------
                                                                                        $ 23,268,268
                                                                                        ------------
                                     Colorado - 1.9%
    2,850,000          BBB/Baa3      Denver Health & Hospital Authority Healthcare
                                     Revenue, 6.0%, 12/1/31                             $  3,000,252
    3,650,000          CCC/B3        Northwest Parkway Public Highway Authority,
                                     7.125%, 6/15/41                                       3,440,746
                                                                                        ------------
                                                                                        $  6,440,998
                                                                                        ------------

The accompanying notes are an integral part of these financial statements.    11

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06                                      (continued)
--------------------------------------------------------------------------------

                        S&P/
                        Moody's
Principal               Ratings
Amount                  (unaudited)                                                                Value
                                      Connecticut - 0.7%
$   3,000,000           NR/NR         Bridgeport Connecticut Senior Living Facilities
                                      Revenue, 7.25%, 4/1/35                                $  2,538,180
                                                                                            ------------
                                      District of Columbia - 2.2%
    2,700,000           BBB/Baa3      District of Columbia Tobacco Settlement Financing
                                      Corp., 6.5%, 5/15/33                                  $  3,069,657
    4,000,000           BBB/Baa3      District of Columbia Tobacco Settlement Financing
                                      Corp., 6.75%, 5/15/40                                    4,358,800
                                                                                            ------------
                                                                                            $  7,428,457
                                                                                            ------------
                                      Florida - 5.9%
    1,000,000           NR/NR         Greater Orlando Aviation Authority,
                                      6.5%, 11/15/36                                        $  1,005,860
    4,500,000           BBB-/Baa2     Hillsborough County Florida Industrial Development
                                      Authority Pollution Control Revenue,
                                      5.5%, 10/1/23                                            4,632,120
    2,000,000           NR/NR         Hillsborough County Florida Industrial Development
                                      Authority Pollution Control Revenue,
                                      6.75%, 7/1/29                                            2,029,640
      500,000           BB+/NR        Miami Beach Health Facilities Authority,
                                      5.375%, 11/15/28                                           500,775
    1,500,000           BB+/Ba1       Miami Beach Health Facilities Authority,
                                      6.7%, 11/15/19                                           1,657,065
   10,000,000           AAA/Aaa       Miami-Dade County Aviation Revenue,
                                      5.0%, 10/1/37                                           10,312,900
                                                                                            ------------
                                                                                            $ 20,138,360
                                                                                            ------------
                                      Georgia - 2.8%
    4,000,000 (a)       NR/Aaa        Atlanta Georgia Water and Wastewater Revenue,
                                      RIB, 8.597% 11/1/43 (144A)                            $  4,289,640
    2,500,000           NR/NR         Brunswick & Glynn County Development Authority
                                      Revenue, 7.125%, 1/1/25                                  2,536,775
    1,065,000           NR/B2         Effingham County Industrial Development Authority,
                                      6.5%, 6/1/31                                             1,110,529
    1,650,000           NR/NR         Savannah Georgia Economic Development
                                      Authority Revenue, 7.4%, 1/1/34                          1,807,839
                                                                                            ------------
                                                                                            $  9,744,783
                                                                                            ------------
                                      Guam - 1.6%
    5,000,000           B+/Ba3        Northern Mariana Islands, 6.75%, 10/1/33              $  5,601,400
                                                                                            ------------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/
                Moody's
Principal       Ratings
Amount          (unaudited)                                                             Value
                              Idaho - 2.4%
$2,000,000      BBB-/Baa3     Power County Industrial Development Corp.,
                              6.45%, 8/1/32                                      $  2,117,980
 5,920,000      BBB-/Baa3     Power County Pollution Control Revenue,
                              5.625% 10/1/14                                        5,997,670
                                                                                 ------------
                                                                                 $  8,115,650
                                                                                 ------------
                              Illinois - 3.2%
 4,000,000      NR/NR         Centerpoint Intermodal Center, 8.0%,
                              6/15/23 (144A)                                     $  4,046,680
 1,645,000      NR/NR         Illinois Health Facilities Authority Revenue,
                              5.5%, 11/15/19                                        1,526,280
 1,400,000      NR/B2         Illinois Health Facilities Authority Revenue,
                              6.7%, 3/1/14                                          1,400,028
 2,400,000      NR/B2         Illinois Health Facilities Authority Revenue,
                              6.75%, 3/1/24                                         2,389,944
 1,500,000      NR/NR         Illinois Health Facilities Authority Revenue,
                              6.9%, 11/15/33                                        1,626,450
                                                                                 ------------
                                                                                 $ 10,989,382
                                                                                 ------------
                              Indiana - 5.5%
 1,200,000      BBB-/Ba1      Indiana State Development Finance Authority
                              Pollution Control Revenue, 7.25%, 11/1/11          $  1,234,860
10,000,000      BBB-/Ba1      Indiana State Development Finance Authority
                              Revenue, 5.75%, 10/1/11                              10,359,200
 5,000,000      NR/B2         Jasper County Industrial Economic Development
                              Revenue, 5.6%, 4/1/29                                 4,852,250
 2,315,000      NR/NR         Vincennes Industrial Economic Development
                              Revenue, 6.25%, 1/1/24                                2,317,917
                                                                                 ------------
                                                                                 $ 18,764,227
                                                                                 ------------
                              Kentucky - 1.4%
   500,000      BB-/NR        Kentucky Economic Development Finance Authority
                              Hospital System Revenue, 5.7%, 10/1/10             $    505,045
 4,400,000      BB-/NR        Kentucky Economic Development Finance Authority
                              Hospital System Revenue, 5.875%, 10/1/22              4,342,888
                                                                                 ------------
                                                                                 $  4,847,933
                                                                                 ------------
                              Louisiana - 3.1%
   750,000      BBB+/NR       Opelousas Louisiana General Hospital Authority
                              Revenue, 5.75%, 10/1/23                            $    763,613
 9,415,000      BBB/Baa3      Tobacco Settlement Financing Corp.,
                              5.875%, 5/15/39                                       9,894,883
                                                                                 ------------
                                                                                 $ 10,658,496
                                                                                 ------------

The accompanying notes are an integral part of these financial statements.    13

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06                                      (continued)
--------------------------------------------------------------------------------

                       S&P/
                       Moody's
Principal              Ratings
Amount                 (unaudited)                                                             Value
                                     Maryland - 0.7%
$  2,500,000           A/A2          Maryland Health & Higher Educational Facilities
                                     Authority, 5.125%, 10/1/45                         $  2,560,825
                                                                                        ------------
                                     Massachusetts - 6.8%
   3,900,000           AAA/Aaa       Lynn Massachusetts Water & Sewer Commission
                                     General Revenue, 5.0%, 12/1/32                     $  4,030,143
   2,195,000           BBB-/Baa3     Massachusetts Health & Educational Facilities
                                     Authority Revenue, 5.375%, 7/15/28                    2,169,516
   1,000,000           BBB-/Baa3     Massachusetts Health & Educational Facilities
                                     Authority Revenue, 6.35%, 7/15/32                     1,053,930
   3,520,000 (a)       NR/Aaa        Massachusetts State College Building Authority
                                     Project Revenue, RIB, 8.675%, 5/1/41 (144A)           3,923,638
   1,740,000           BB/NR         Massachusetts State Development Finance
                                     Agency, 5.25%, 10/1/18                                1,609,082
   1,990,000           NR/Ba2        Massachusetts State Development Finance
                                     Agency, 6.0%, 11/1/28                                 2,001,721
   4,800,000           NR/NR         Massachusetts State Development Finance
                                     Agency, 7.1%, 7/1/32                                  4,909,680
   3,475,000 (a)       NR/Aa3        Massachusetts State Housing Finance Agency,
                                     RIB, 9.124%, 12/1/45 (144A)                           3,574,246
                                                                                        ------------
                                                                                        $ 23,271,956
                                                                                        ------------
                                     Michigan - 4.4%
   3,000,000 +         AAA/Baa2      Delta County Michigan Economic Development
                                     Corp., 6.25%, 4/15/27                              $  3,387,540
   3,000,000           BB/NR         Macomb County Hospital Finance Authority,
                                     5.875%, 11/15/34                                      3,151,290
   4,130,000           BB-/Ba3       Michigan State Hospital Finance Authority
                                     Revenue, 5.5%, 8/15/23                                3,982,063
   1,000,000           NR/NR         Michigan State Strategic Fund Solid Waste
                                     Disposal Revenue, 7.375%, 1/15/22                     1,026,160
   3,000,000 (b)       NR/NR         Wayne Charter County Michigan Special Airport
                                     Facilities Revenue, 6.0%, 12/1/29                     1,648,800
   3,405,000 (b)       NR/NR         Wayne Charter County Michigan Special Airport
                                     Facilities Revenue, 6.75%, 12/1/15                    1,873,091
                                                                                        ------------
                                                                                        $ 15,068,944
                                                                                        ------------
                                     Minnesota - 0.9%
   4,800,000 (b)       NR/NR         Minneapolis/St. Paul Metropolitan Airports,
                                     7.0%, 4/1/25                                       $  2,973,840
                                                                                        ------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       S&P/
                       Moody's
Principal              Ratings
Amount                 (unaudited)                                                             Value
                                     Nevada - 2.4%
$  2,425,000           B-/NR         Clark County Industrial Development Revenue,
                                     5.5%, 10/1/30                                      $  2,385,279
   2,500,000           B-/NR         Clark County Industrial Development Revenue,
                                     5.9%, 11/1/32                                         2,500,000
   1,600,000           NR/NR         Nevada State Department of Business & Industry,
                                     7.25%, 1/1/23                                         1,667,312
   1,000,000           NR/NR         Nevada State Department of Business & Industry,
                                     7.375%, 1/1/30                                        1,047,860
     500,000           NR/NR         Nevada State Department of Business & Industry,
                                     7.375%, 1/1/40                                          521,785
                                                                                        ------------
                                                                                        $  8,122,236
                                                                                        ------------
                                     New Hampshire - 1.5%
   1,000,000           A/NR          New Hampshire Health & Educational Facilities
                                     Authority Revenue, 5.375%, 1/1/34                  $  1,037,180
   1,125,000           NR/NR         New Hampshire Health & Educational Facilities
                                     Authority Revenue, 5.875%, 7/1/34                     1,157,456
   3,000,000           NR/NR         New Hampshire Higher Educational & Health
                                     Facilities Authority Revenue, 6.25%, 1/1/18           3,028,500
                                                                                        ------------
                                                                                        $  5,223,136
                                                                                        ------------
                                     New Jersey - 9.1%
  13,000,000           B/Caa2        New Jersey Economic Development Authority
                                     Revenue, 6.25%, 9/15/29                            $ 12,904,710
   2,500,000           BBB/Baa1      New Jersey Health Care Facilities Financing
                                     Authority Revenue, 5.375%, 7/1/33                     2,563,850
   1,420,000           CCC/B3        New Jersey Health Care Facilities Financing
                                     Authority Revenue, 7.5%, 7/1/21                       1,421,917
   2,495,000 (a)       NR/Aaa        New Jersey State Turnpike Authority, RIB,
                                     10.755%, 1/1/28 (144A)                                3,734,441
   1,000,000           BBB/Baa3      Tobacco Settlement Financing Corp.,
                                     6.25%, 6/1/43                                         1,080,680
   3,250,000           BBB/Baa3      Tobacco Settlement Financing Corp.,
                                     6.75%, 6/1/39                                         3,636,458
   5,000,000           BBB/Baa3      Tobacco Settlement Financing Corp.,
                                     7.0%, 6/1/41                                          5,692,450
                                                                                        ------------
                                                                                        $ 31,034,506
                                                                                        ------------

The accompanying notes are an integral part of these financial statements.    15

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06                                      (continued)
--------------------------------------------------------------------------------

                S&P/
                Moody's
Principal       Ratings
Amount          (unaudited)                                                             Value
                              New York - 9.7%
$3,000,000      NR/NR         Dutchess County Industrial Development Agency
                              Revenue, 7.5%, 3/1/29                              $  3,269,790
 5,000,000      A/A3          Nassau County New York Industrial Development
                              Agency Revenue, 5.25%, 6/1/27                         5,119,500
 6,980,000      BB-/Ba2       New York City Industrial Development Agency,
                              5.25%, 12/1/32                                        6,351,800
 2,000,000      A/NR          New York City Industrial Development Agency,
                              5.375%, 6/1/23                                        2,070,580
 2,000,000      CCC/Caa2      New York City Industrial Development Agency,
                              6.9%, 8/1/24                                          1,900,240
 3,950,000      BB-/Ba2       New York City Industrial Development Agency,
                              7.625%, 12/1/32                                       4,301,906
 2,800,000      NR/NR         New York City Industrial Development Agency,
                              7.8%, 1/1/16                                          2,867,088
 5,000,000      AAA/Aaa       New York State Environmental Facilities Corp.,
                              5.0%, 6/15/33                                         5,170,750
 2,000,000      NR/NR         Yonkers Industrial Development Agency Civic
                              Facilities Revenue, 6.15%, 3/1/15 (144A)              1,990,960
                                                                                 ------------
                                                                                 $ 33,042,614
                                                                                 ------------
                              North Carolina - 5.1%
11,350,000      NR/NR         Charlotte North Carolina Special Facilities
                              Revenue, 5.6%, 7/1/27                              $ 10,131,804
 7,140,000      NR/NR         Charlotte North Carolina Special Facilities
                              Revenue, 7.75%, 2/1/28                                7,172,773
                                                                                 ------------
                                                                                 $ 17,304,577
                                                                                 ------------
                              Ohio - 2.7%
 3,900,000      B/NR          Belmont County Health System Revenue,
                              5.7%, 1/1/13                                       $  3,745,638
 1,000,000      B/NR          Belmont County Health System Revenue,
                              5.8%, 1/1/18                                            941,420
 5,000,000      B-/Caa2       Cleveland Airport Special Revenue,
                              5.375%, 9/15/27                                       4,401,000
                                                                                 ------------
                                                                                 $  9,088,058
                                                                                 ------------
                              Oklahoma - 1.1%
 2,345,000      BB/NR         Jackson County Memorial Hospital Authority
                              Revenue, 7.3%, 8/1/15                              $  2,382,520
 1,500,000      B-/Caa2       Tulsa Municipal Airport Transportation Revenue,
                              7.35%, 12/1/11                                        1,500,810
                                                                                 ------------
                                                                                 $  3,883,330
                                                                                 ------------

16    The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
                 Moody's
Principal        Ratings
Amount           (unaudited)                                                             Value
                               Oregon - 4.2%
$ 5,900,000      NR/NR         Klamath Falls Electric Revenue, 5.75%,
                               1/1/13 (144A)                                      $  5,263,685
  8,000,000      NR/NR         Klamath Falls Electric Revenue, 6.0%,
                               1/1/25 (144A)                                         6,513,520
  2,500,000      NR/NR         Western Generation Agency Cogeneration Project
                               Revenue, 7.125%, 1/1/21                               2,525,925
                                                                                  ------------
                                                                                  $ 14,303,130
                                                                                  ------------
                               Pennsylvania - 6.7%
  3,000,000      B+/Ba3        Allegheny County Hospital Development Authority
                               Revenue, 9.25%, 11/15/22                           $  3,582,990
    500,000      B+/Ba3        Allegheny County Hospital Development Authority
                               Revenue, 9.25%, 11/15/30                                596,705
  1,000,000      BBB-/NR       Clarion County Hospital Authority Revenue,
                               5.625%, 7/1/21                                        1,011,580
  3,735,000      BB-/NR        Columbia County Hospital Authority Revenue,
                               5.85%, 6/1/24                                         3,364,040
  1,250,000      BBB/Ba2       Hazleton Health Services Authority Hospital
                               Revenue, 6.125%, 7/1/16                               1,236,300
  3,360,000      NR/Baa3       Montgomery County Higher Education & Health
                               Authority Hospital Revenue, 6.6%, 7/1/10              3,436,776
  1,430,000      BB+/NR        Pennsylvania Economic Development Financing
                               Authority Revenue, 5.125%, 6/1/18                     1,379,092
  1,805,000      BB+/NR        Pennsylvania Economic Development Financing
                               Authority Revenue, 5.3%, 6/1/10                       1,804,856
  2,330,000      BB+/NR        Pennsylvania Economic Development Financing
                               Authority Revenue, 5.35%, 6/1/11                      2,330,769
  2,005,000      B-/NR         Scranton-Lackawanna Health & Welfare Authority
                               Revenue, 6.1%, 7/1/11                                 1,924,880
  2,245,000      B-/NR         Scranton-Lackawanna Health & Welfare Authority
                               Revenue, 6.15%, 7/1/12                                2,141,797
                                                                                  ------------
                                                                                  $ 22,809,785
                                                                                  ------------
                               Rhode Island - 4.0%
  4,485,000      NR/NR         Central Falls Rhode Island Detention Facilities
                               Revenue, 7.25%, 7/15/35                            $  4,916,322
  8,285,000      BBB/Baa3      Tobacco Settlement Financing Corp.,
                               6.25%, 6/1/42                                         8,760,559
                                                                                  ------------
                                                                                  $ 13,676,881
                                                                                  ------------

The accompanying notes are an integral part of these financial statements.    17

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06                                      (continued)
--------------------------------------------------------------------------------

                   S&P/
                   Moody's
Principal          Ratings
Amount             (unaudited)                                                                Value
                                 South Carolina - 7.7%
$1,500,000         B-/NR         Connector 2000 Association, Inc., Toll Road
                                 Revenue, 5.375%, 1/1/38                               $  1,269,900
 5,760,000         AA-/Aa3       Greenville County School District, 5.0%, 12/1/23         6,006,470
 1,600,000         BBB/NR        Loris Community Hospital District,
                                 5.625%, 1/1/29                                           1,604,800
 7,140,000 +       BBB+/Baa1     South Carolina Jobs Economic Development
                                 Authority Revenue, 6.375%, 8/1/34                        8,198,291
   860,000         BBB+/Baa1     South Carolina Jobs Economic Development
                                 Authority Revenue, 6.375%, 8/1/34                          959,708
 3,000,000         NR/NR         South Carolina Jobs Economic Development
                                 Authority Revenue, 8.0%, 10/1/31                         3,283,290
 4,400,000         BBB/Baa3      Tobacco Settlement Revenue Management,
                                 6.375%, 5/15/30                                          4,897,904
                                                                                       ------------
                                                                                       $ 26,220,363
                                                                                       ------------
                                 Tennessee - 2.5%
 1,000,000         BBB+/Baa2     Johnson City Health & Educational Facilities Board
                                 Hospital Revenue, 7.5%, 7/1/33                        $  1,162,950
 7,000,000         NR/Baa3       Knox County Health Educational & Housing
                                 Facilities Board Hospital Revenue,
                                 6.5%, 4/15/31                                            7,427,980
                                                                                       ------------
                                                                                       $  8,590,930
                                                                                       ------------
                                 Texas - 17.6%
11,300,000         CCC/Caa2      Alliance Airport Authority Special Facilities
                                 Revenue, 7.5%, 12/1/29                                $ 11,053,773
 8,650,000         BBB-/NR       Brazos River Authority Pollution Control Revenue,
                                 6.75%, 10/1/38                                           9,760,833
13,885,000         CCC/Caa2      Dallas-Fort Worth International Airport Revenue,
                                 6.0%, 11/1/14                                           12,501,776
10,000,000         B-/Caa2       Houston Texas Airport System Revenue,
                                 6.75%, 7/1/29                                           10,128,000
 2,000,000         NR/NR         Lubbock Health Facilities Development Corp.,
                                 6.625%, 7/1/36                                           1,966,140
 7,750,000         BBB-/Ba1      Matagorda County Navigation District Number 1
                                 Revenue, 5.95%, 5/1/30                                   7,966,690
 1,885,000         NR/B2         Panhandle Texas Regional Housing Finance,
                                 8.125%, 3/1/31                                           1,757,103
 5,000,000         NR/Baa3       Tomball Hospital Authority, 6.0%, 7/1/25                 5,173,700
                                                                                       ------------
                                                                                       $ 60,308,015
                                                                                       ------------

18    The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       S&P/
                       Moody's
Principal              Ratings
Amount                 (unaudited)                                                                Value
                                     Virginia - 0.5%
$  1,555,000           BB-/Ba3       Pocahontas Parkway Association of Virginia Toll
                                     Road Revenue, 5.25%, 8/15/09                         $   1,609,223
                                                                                          -------------
                                     Washington - 6.6%
  10,000,000           AAA/Aaa       Port Seattle Washington Special Facilities
                                     Revenue, 5.0%, 4/1/31                                $  10,197,300
   5,500,000 (b)       NR/NR         Port Seattle Washington Special Facilities
                                     Revenue, 7.25%, 4/1/30                                   3,297,580
   1,410,000           BBB/Baa3      Tobacco Settlement Authority Revenue,
                                     6.5%, 6/1/26                                             1,531,542
   6,960,000 (a)       NR/Aaa        Washington State Economic Development Finance
                                     Authority, RIB, 8.319%, 6/1/38 (144A)                    7,683,979
                                                                                          -------------
                                                                                          $  22,710,401
                                                                                          -------------
                                     Wisconsin - 0.6%
   1,000,000           NR/NR         Wisconsin State Health & Educational Facilities
                                     Authority Revenue, 6.125%, 4/1/24                    $   1,020,570
   1,000,000           NR/NR         Wisconsin State Health & Educational Facilities
                                     Authority Revenue, 6.25%, 4/1/34                         1,016,970
                                                                                          -------------
                                                                                          $   2,037,540
                                                                                          -------------
                                     TOTAL TAX-EXEMPT OBLIGATIONS
                                     (Cost $443,380,223)                                  $ 477,881,096
                                                                                          -------------
 Shares
                                     TAX-EXEMPT MONEY MARKET MUTUAL
                                     FUND - 3.2% of Net Assets
  10,968,111                         BlackRock Provident Institutional Municipal Fund     $  10,968,111
                                                                                          -------------
                                     TOTAL TAX-EXEMPT MONEY MARKET
                                     MUTUAL FUND
                                     (Cost $10,968,111)                                   $  10,968,111
                                                                                          -------------
                                     TOTAL INVESTMENTS IN SECURITIES - 142.9%
                                     (Cost $454,348,334) (c)(d)                           $ 488,849,207
                                                                                          -------------
                                     OTHER ASSETS AND LIABILITIES - 1.0%                  $   3,217,440
                                                                                          -------------
                                     PREFERRED SHARES AT REDEMPTION VALUE,
                                     INCLUDING DIVIDENDS PAYABLE - (43.9)%                $(150,054,866)
                                                                                          -------------
                                     NET ASSETS APPLICABLE TO COMMON
                                     SHAREOWNERS - 100.0%                                 $ 342,011,781
                                                                                          =============


The accompanying notes are an integral part of these financial statements.   19

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06                                      (continued)
--------------------------------------------------------------------------------

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2006, the value of these securities amounted to $60,284,988, or 17.6% of total net assets applicable to common shareowners.

RIB    Residual Interest Bonds.

NR     Security not rated by S&P or Moody's.

+ Prerefunded bonds have been collateralized by U.S. Treasury securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(a) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown was the rate at March 31, 2006.

(b)    Security is in default and is non-income producing.

(c) The concentration of investments by type of obligation/market sector is as follows:

       Insured                            13.4%
       General Obligation                  1.1
       Revenue Bonds:
        Health Revenue                    24.9
        Airport Revenue                   15.7
        Tobacco Revenue                    9.4
        Development Revenue                8.9
        Pollution Control Revenue          6.9
        Transportation Revenue             5.7
        Facilities Revenue                 4.0
        Power Revenue                      2.9
        Education Revenue                  2.6
        Other                              2.3
        Housing Revenue                    1.1
        Water Revenue                      1.1
                                          ----
                                         100.0%
                                         =====

(d) At March 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $451,996,923 was as follows:

       Aggregate gross unrealized gain for all investments in which there
        is an excess of value over tax cost                                  $47,675,313
       Aggregate gross unrealized loss for all investments in which there
        is an excess of tax cost over value                                  (10,823,029)
                                                                             -----------
       Net unrealized gain                                                   $36,852,284
                                                                             ===========

For financial reporting purposes net unrealized gain on investments was $34,500,873 and cost of investments aggregated $454,348,334.


Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2006, aggregated $93,893,091 and $88,946,548, respectively.


20    The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 3/31/06
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $454,348,334)      $488,849,207
  Cash                                                                1,898
  Receivables -
    Investment securities sold                                       16,472
    Interest                                                      9,380,607
  Unrealized appreciation on interest rate swaps                  2,037,360
  Prepaid expenses                                                   36,662
                                                               -------------
     Total assets                                              $500,322,206
                                                               -------------
LIABILITIES:
  Payables -
    Investment securities purchased                            $  6,057,830
  Dividends payable to common shareowners                         1,819,250
  Due to affiliate                                                  261,260
  Administration fee payable                                         29,238
  Accrued expenses                                                   87,981
                                                               -------------
     Total liabilities                                         $  8,255,559
                                                               -------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 6,000
    shares, including dividends payable of $54,866             $150,054,866
                                                               -------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                              $323,671,003
  Undistributed net investment income                               850,071
  Accumulated net realized loss on investments and
    interest rate swaps                                         (19,047,526)
  Net unrealized gain on investments                             34,500,873
  Net unrealized gain on interest rate swaps                      2,037,360
                                                               -------------
     Net assets applicable to common shareowners               $342,011,781
                                                               -------------
NET ASSET VALUE PER SHARE:
  No par value, (unlimited number of shares authorized)
    Based on $342,011,781/22,740,627 common shares             $      15.04
                                                               =============

The accompanying notes are an integral part of these financial statements.    21

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 3/31/06

INVESTMENT INCOME:
  Interest                                                                   $ 30,530,016
                                                                             ------------
EXPENSES:
  Management fees                                        $  2,926,697
  Administration fees and reimbursement                       377,383
  Transfer agent fees and expenses                             47,507
  Auction agent fees                                          390,432
  Custodian fees                                               20,129
  Registration fees                                            16,818
  Professional fees                                            52,315
  Printing expense                                             20,352
  Trustees' fees                                               13,303
  Pricing fees                                                 20,246
  Insurance fees                                               14,877
  Miscellaneous                                                14,246
                                                         ------------
    Total expenses                                                           $  3,914,305
    Less management fees waived and expenses
     reimbursed by Pioneer Investment Management, Inc.                             (6,059)
    Less fees paid indirectly                                                         (38)
                                                                             ------------
    Net expenses                                                             $  3,908,208
                                                                             ------------
     Net investment income                                                   $ 26,621,808
                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND INTEREST RATE SWAPS:
  Net realized gain (loss) from:
    Investments                                          $(13,580,506)
    Interest rate swaps                                         3,241        $(13,577,265)
                                                         ------------        ------------
  Change in net unrealized gain from:
    Investments                                          $ 22,001,757
    Interest rate swaps                                       403,840        $ 22,405,597
                                                         ------------        ------------
     Net gain on investments and interest rate swaps                         $  8,828,332
                                                                             ------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM
NET INVESTMENT INCOME                                                        $ (3,961,976)
                                                                             ------------
  Net increase in net assets applicable to common
    shareowners resulting from operations                                    $ 31,488,164
                                                                             ------------

22    The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 3/31/06 and 3/31/05

                                                              Year              Year
                                                              Ended            Ended
                                                             3/31/06          3/31/05
FROM OPERATIONS:
  Net investment income                                  $  26,621,808     $  28,408,228
  Net realized loss on investments and interest
    rate swaps                                             (13,577,265)       (6,801,211)
  Change in net unrealized gain on investments and
    interest rate swaps                                     22,405,597        10,791,646
  Dividends and distributions to preferred
    shareowners from:
    Net investment income                                   (3,961,976)       (2,038,110)
    Net realized gains                                               -          (115,290)
                                                         -------------     -------------
     Net increase in net assets applicable to
       common shareowners                                $  31,488,164     $  30,245,263
                                                         -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON
SHAREOWNERS FROM:
  Net investment income
    ($0.99 and $1.13 per share, respectively)            $ (22,481,571)    $ (25,460,141)
  Net realized gains
    ($0.00 and $0.09 per share, respectively)                        -        (1,929,676)
                                                         -------------     -------------
    Total distributions to common shareowners            $ (22,481,571)    $ (27,389,817)
                                                         -------------     -------------
FROM TRUST SHARE TRANSACTIONS:
  Reinvestment of distributions                          $     630,886     $   1,703,729
  Changes in estimated common share offering costs
    previously charged to paid-in capital                            -           296,168
  Changes in estimated preferred share offering costs
    previously charged to paid-in capital                            -            26,483
                                                         -------------     -------------
    Net increase in net assets applicable to
     common shareowners resulting from Trust
     share transactions                                  $     630,886     $   2,026,380
                                                         -------------     -------------
    Net increase in net assets applicable to
     common shareowners                                  $   9,637,479     $   4,881,826
NET ASSETS APPLICABLE TO
COMMON SHAREOWNERS:
  Beginning of year                                        332,374,302       327,492,476
                                                         -------------     -------------
  End of year (including undistributed net
    investment income of $850,071 and
    $928,286, respectively)                              $ 342,011,781     $ 332,374,302
                                                         =============     =============

The accompanying notes are an integral part of these financial statements.    23

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Year         Year        10/20/03(b)
                                                        Ended        Ended           to
                                                       3/31/06      3/31/05        3/31/04
Per Common Share Operating Performance
Net asset value, beginning of period                  $  14.64     $  14.51      $  14.33(c)
                                                      --------     --------      --------
Increase (decrease) from investment operations:(a)
  Net investment income                               $   1.17     $   1.26      $   0.46
  Net realized and unrealized gain on investments
   and interest rate swaps                                0.39         0.18          0.23
  Dividends and distributions to preferred
   shareowners from:
   Net investment income                                 (0.17)       (0.09)        (0.02)
   Net realized gains                                        -        (0.01)            -
                                                      --------     --------      --------
  Net increase from investment operations             $   1.39     $   1.34      $   0.67
Dividends and distributions to common
shareowners from:
  Net investment income                                  (0.99)       (1.13)        (0.38)
  Net realized gains                                         -        (0.09)            -
Capital charge with respect to issuance of:
  Common shares                                              -         0.01         (0.03)
  Preferred shares                                           -            -         (0.08)
                                                      --------     --------      --------
Net increase in net asset value                       $   0.40     $   0.13      $   0.18
                                                      --------     --------      --------
Net asset value, end of period(d)                     $  15.04     $  14.64      $  14.51
                                                      ========     ========      ========
Market value, end of period(d)                        $  14.99     $  14.37      $  15.05
                                                      ========     ========      ========
Total return(e)                                          11.55%        4.07%         2.93%
Ratios to average net assets of common shareowners
  Net expenses(f)                                         1.16%        1.18%         1.01%(g)
  Net investment income before preferred
   share dividends                                        7.88%        8.94%         6.98%(g)
  Preferred share dividends                               1.17%        0.64%         0.26%(g)
  Net investment income available to common
   shareowners                                            6.71%        8.30%         6.72%(g)
Portfolio turnover                                          19%          39%           62%
Net assets of common shareowners, end of period
  (in thousands)                                      $342,012     $332,374      $327,492
Preferred shares outstanding (in thousands)           $150,000     $150,000      $150,000
Asset coverage per preferred share, end of period     $ 82,011     $ 80,396       $79,582
Average market value per preferred share              $ 25,000     $ 25,000       $25,000
Liquidation value, including dividends payable,
  per preferred share                                 $ 25,009     $ 25,000       $25,000
Ratios to average net assets of common shareowners
  before waivers and reimbursement of expenses
  Net expenses(f)                                                      1.19%         1.04%(g)
  Net investment income before preferred
   share dividends                                                     8.93%         6.95%(g)
  Preferred share dividends                                            0.64%         0.26%(g)
  Net investment income available to
   common shareowners                                                  8.29%         6.69%(g)


24    The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)  Trust shares were first publicly offered on October 15, 2003.
(c) Net asset value immediately after the closing of the first public offering was $14.30.
(d) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(e) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect shareowner brokerage commissions. Total investment return less than a full period is not annualized. Past performance is not a guarantee of future results.
(f) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(g)  Annualized.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.    25

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Municipal High Income Advantage Trust (the "Trust") was organized as a Delaware statutory trust on August 6, 2003. Prior to commencing operations on October 20, 2003, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Trust may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities.

The Trust invests in below investment grade (high-yield) municipal securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. The values of interest rate swaps are determined by obtaining dealer quotations. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   At March 31, 2006, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

   Discount and premium on debt securities are accreted or amortized, respectively, daily on an effective yield to maturity basis and are included in interest income. Interest income, including interest bearing cash accounts, is recorded on an accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus. Please refer to those documents when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

B. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investments transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At March 31, 2006, the Trust reclassified $256,476 to decrease undistributed net investment income and to decrease accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/06                                (continued)
--------------------------------------------------------------------------------

   At March 31, 2006, the Trust had a capital loss carryforward of $15,917,330, which is comprised of $360,350, which will expire in 2013 and $15,556,980, which will expire in 2014 if not utilized.

   The tax character of distributions paid to common and preferred shareowners during the years ended March 31, 2006 and March 31, 2005 was as follows:

-------------------------------------------------------------------------------

                                   2006             2005
                               -----------      -----------
  Distributions paid from:
  Tax exempt income            $26,443,547      $27,466,541
  Ordinary income                        -        2,076,676
                               -----------      -----------
   Total                       $26,443,547      $29,543,217
                               ===========      ===========

--------------------------------------------------------------------------------

   The following shows components of distributable earnings on a federal income tax basis at March 31, 2006.

--------------------------------------------------------------------------------

                                      2006
                                   -----------
 Undistributed tax-exempt income   $   626,796
 Undistributed ordinary income         224,795
 Capital loss carry forward        (15,917,330)
 Dividend payable                   (1,874,116)
 Unrealized appreciation            38,410,829
 Post October loss deferred         (3,130,196)
                                   -----------
  Total                            $18,340,778
                                   ===========

--------------------------------------------------------------------------------

   The difference between book basis and tax basis unrealized appreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities and accrual of income on defaulted bond interest.

C. Automatic Dividend Reinvestment Plan

   All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying Mellon Investor Services LLC, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

Pioneer Investment Management, Inc. ("PIM"), a wholly owned indirect subsidiary of Unicredito Italiano S.p.A. ("Unicredito Italiano"), manages the Trust's portfolio. Management fees are calculated daily at

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/06                                (continued)
--------------------------------------------------------------------------------

the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. At March 31, 2006, $261,260 was payable to PIM related to management fees.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. For the year ended March 31, 2006, the Trust recorded $35,935 in reimbursement and is included in "Administration fees and reimbursement" on the Statement of Operations.

The Trust has retained Princeton Administrators, L.P. ("Princeton") to provide certain administrative services to the Trust on its behalf. The Trust pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets, subject to a minimum monthly fee of $10,000.

Also, PIM has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses [excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expense or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses] to 0.80% of the Trusts average daily managed assets. The dividend on any preferred shares is not an expense for this purpose. For the year ended March 31, 2006, the expense reduction under such arrangements was $6,059.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with Mellon Investor Services LLC, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas is the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Trust's Auction Preferred Shares ("APS"). The Trust pays Deutsche

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Bank Trust Company Americas an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank Trust Company Americas, for providing such services.

4. Expense Offset Arrangements

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended March 31, 2006 the Trust's expenses were reduced by $38 under such arrangement.

5. Interest Rate Swaps

The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing dividend or interest expense on its leverage resulting from increasing short-term interest rates. The cost of leverage may rise with an increase in interest rates, generally having the effect of lower yields and potentially lower dividends to common shareowners. Interest rate swaps can be used to "lock in" the cost of leverage and reduce the negative impact that rising short-term interest rates would have on the Trust's leveraging costs.

An interest rate swap is an agreement between two parties, which involves exchanging a floating rate and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual of the net interest payments between the parties on a daily basis, with the net amount recorded within the unrealized appreciation/ depreciation of interest rate swaps on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, at the pre-determined dates specified in the agreement, the net amount is recorded as realized gain or loss from interest rate swaps on the Statement of Operations. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by "marking-to market" the market value of the swap based on values obtained from dealer quotations. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) closing the contract and the cost basis of the contract. The Trust is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, at March 31, 2006 the Trust does not anticipate non-performance by any counterparty. Risk may also arise with regard to market movements in the value of the swap arrangement that do not

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/06                                (continued)
--------------------------------------------------------------------------------

exactly offset the changes in the related dividend requirement or interest expense on the Trust's leverage.

Under the terms of the agreement entered into by the Trust, the Trust receives a floating rate of interest and pays a fixed rate of interest for the term. Details of the swap agreement outstanding as of March 31, 2006 were as follows:

--------------------------------------------------------------------------------------
                 Termination       Notional       Fixed      Floating      Unrealized
 Counterparty        Date        Amount (000)     Rate         Rate       Appreciation
--------------------------------------------------------------------------------------
  UBS AG       April 5, 2009        $75,000     2.665%    1 month BMA    $2,037,360
--------------------------------------------------------------------------------------

6. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized. Of the 22,740,627 common shares of beneficial interest outstanding at March 31, 2006, PIM owned 6,981 shares.

Transactions in common shares of beneficial interest for the years ended March 31, 2006 and March 31, 2005 were as follows:

--------------------------------------------------------------------------------

                                       2006            2005
                                    ----------     ----------
  Shares outstanding at
   beginning of year                22,698,047     22,576,128
  Reinvestment of distributions         42,580        121,919
                                    ----------     ----------
  Shares outstanding at end
   of year                          22,740,627     22,698,047
                                    ----------     ----------

--------------------------------------------------------------------------------

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of March 31, 2006, there were 6,000 APS as follows: Series A-3,000 and Series B-3,000.

Dividends on Series A and Series B are cumulative at a rate, which is reset every seven days based on the results of an auction. Dividend rates ranged from 1.25% to 3.30% during the year ended March 31, 2006.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The APS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The APS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

The holders of APS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of APS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

7. Subsequent Events

Subsequent to March 31, 2006, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.08 per common share payable April 28, 2006, to shareowners of record on April 18, 2006.

For the period April 1, 2006 to April 30, 2006, dividends declared on preferred shares totaled $367,620 in aggregate for the two outstanding preferred share series.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/06                                (continued)
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareowners. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by Pioneer Municipal High Income Advantage Trust during the taxable year ended March 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareowners of Pioneer Municipal High Income Advantage Trust:

We have audited the accompanying statement of assets and liabilities of Pioneer Municipal High Income Advantage Trust (the "Trust"), including the schedule of investments, as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Municipal High Income Advantage Trust at March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
May 12, 2006

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees") voting separately annually approve the Trust's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract will enable the Trust to receive quality investment advisory services at a cost deemed reasonable and in the best interests of the Trust and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Trust.

Throughout the year, the Independent Trustees regularly met in executive sessions separately from the Interested Trustees of the Trust and any officers of Pioneer Investment Management, Inc., the Trust's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Independent Trustees, act on all major matters relating to the Trust, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Trust or the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Trust. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included (i) information on the investment performance of the Trust, a peer group of funds and an index, in each case selected by the Independent Trustees for this purpose, (ii) the general investment outlook in the markets in which the Trust invests, (iii) the procedures employed to determine the value of each of the Trust's assets, (iv) the Investment Adviser's management of the relationships with the Trust's unaffiliated service providers, (v) the record of compliance with the Trust's investment policies and restrictions and with the Trust's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (vi) the nature, cost and


36
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Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

character of non-investment management services provided by the Investment Adviser and its affiliates, (vii) the disclosures included in the Trust's reports to shareowners, (viii) analyses of the benefits and costs of the use of leverage through the issuance of the Trust's preferred shares and sensitivity analyses based on changes in interest rates and (ix) the discount or premium of the market price of the Trust's common stock relative to its net asset value and measures that are or could be taken to address any discount.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested and the Investment Adviser provided additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one year period for the Trust and a peer group selected by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected by the Independent Trustees for this purpose, (3) the advisory fees of other comparable portfolios managed by the Investment Adviser, (4) expense ratios for the Trust and a peer group of funds selected by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability from services per formed for the Trust, (7) administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid to third parties.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Trust's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a closed-end fund that is part of an established group of open and closed-end funds. The Trustees also noted that the relationship of the market price relative to the Trust's net assets attributed to its common shares was at least comparable to other closed-end funds with similar investment approaches.


                                                                              37
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Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Trust's investment objectives and regulatory requirements. The Trustees also reviewed the Trust's investment performance, based on total return, as well as the Trust's performance compared to both the performance of a peer group and the results of an index, in each case selected by the Independent Trustees for this purpose. The Trust's performance, on the basis of total return, was in the third quintile for the 12 months ended June 30, 2005. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield (gross of expense) to the Trust's common shareowners relative to the yield (at June 30 2005) of the Lehman Municipal Bond Index. The Trustees concluded that the performance of the Trust supported the continuation of the Management Contract.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Trust and the Trust's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the number, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Trust invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to per forming its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Trust, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment


38
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Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

   Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser's affiliates under other contracts and its supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Trust well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by an independent third party. The Trust's management fee for the 12 months ended June 30, 2005 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees determined that the fee under the Management Contract was reasonable and fair in light of both the overall nature and quality of services provided by the Investment Adviser and the fees charged by the funds in the peer group. The Trustees also considered the Trust's expense ratio for the 12 months ended June 30, 2005 and expense ratios for the comparable period of a peer group of funds selected by the Independent Trustees for this purpose. The Trust's expense ratio (after giving effect to expense limitations) was in the first quintile of the applicable peer group for the most recent fiscal year of the peer group. The Trustees concluded that the Trust's expense ratio was capped at a level that was reasonable relative to comparable funds.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer funds, including details with respect to the Trust. This consideration included a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each fund. The Trustees also considered the financial results realized by the Investment Adviser in connection with the operation of the Trust. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Trust's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited available industry data. The Trustees concluded that the Investment Adviser's profits from management

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

   of the Pioneer funds, including the financial results derived from the Trust, bear a reasonable relationship to the services rendered and are fair for the management of the Trust.

G. Economies of Scale. The Trustees considered whether the Trust had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Since the Trust is a closed-end fund and its size is relatively stable at an asset level that was anticipated when the management fee was initially set, the Trustees concluded that economies of scale were not a relevant consideration.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Trust, other than under the Management Contract, for services provided by the Investment Adviser and affiliates. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Trust and the Pioneer funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Trust.

Conclusion. The Trustees, in light of the Investment Adviser's overall performance, considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Management Contract with the Trust is fair and reasonable and voted to approve the continuation of the Management Contract for another year.


40
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Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
Mellon Investor Services LLC

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
Princeton Administrators, L.P.


Trustees and Officers

The Trust's Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees may serve as a trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's web site at http://www.sec.gov.

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                          Positions Held                             Principal Occupation                   Other Directorships Held
Name and Age              With the Trust    Term of Office           During Past Five Years                 by this Trustee
John F. Cogan, Jr. (79)*  Chairman of the   Class I Trustee since    Deputy Chairman and a Director of      Chairman and Director
                          Board, Class I    2003. Term expires       Pioneer Global Asset Management        of ICI Mutual Insurance
                          Trustee and       in 2007. Elected by      S.p.A. ("PGAM"); Non-Executive         Company; Director
                          President         Preferred Shares only.   Chairman and a Director of Pioneer     of Harbor Global
                                                                     Investment Management USA Inc.         Company, Ltd.
                                                                     ("PIM-USA"); Chairman and a
                                                                     Director of Pioneer; Director of
                                                                     Pioneer Alternative Investment
                                                                     Management Limited (Dublin);
                                                                     President and a Director of Pioneer
                                                                     Alternative Investment Management
                                                                     (Bermuda) Limited and affiliated
                                                                     funds; President and Director of
                                                                     Pioneer Funds Distributor, Inc.
                                                                     ("PFD"); President of all of the
                                                                     Pioneer Funds; and Of Counsel
                                                                     (since 2000, partner prior to
                                                                     2000), Wilmer Cutler Pickering Hale
                                                                     and Dorr LLP (counsel to PIM USA
                                                                     and the Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Osbert M. Hood (53)**     Class II Trustee  Class II Trustee since   President and Chief Executive          None
                          and Executive     2003. Term expires       Officer, PIM-USA since May 2003
                          Vice President    in 2008                  (Director since January 2001);
                                                                     President and Director of Pioneer
                                                                     since May 2003; Chairman and
                                                                     Director of Pioneer Investment
                                                                     Management Shareholder Services,
                                                                     Inc. ("PIMSS") since May 2003;
                                                                     Executive Vice President of all of
                                                                     the Pioneer Funds since June 2003;
                                                                     Executive Vice President and Chief
                                                                     Operating Officer of PIM-USA,
                                                                     November 2000 to May 2003.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                       Positions Held                               Principal Occupation                  Other Directorships Held
Name and Age           With the Trust     Term of Office            During Past Five Years                by this Trustee
David R. Bock **(62)   Class I Trustee    Class I trustee since     Senior Vice President and Chief       Director of The
3050 K. Street NW,                        2005. Term expires        Financial Officer, I-trax, Inc.       Enterprise Social
Washington, DC 20007                      in 2007.                  (publicly traded health care          Investment Company
                                                                    services company) (2001 - present);   (privately-held affordable
                                                                    Managing Partner, Federal City        housing finance
                                                                    Capital Advisors (boutique merchant   company); Director of
                                                                    bank) (1995 - 2000; 2002 to 2004);    New York Mortgage
                                                                    Executive Vice President and Chief    Trust (publicly traded
                                                                    Financial Officer, Pedestal Inc.      mortgage REIT)
                                                                    (internet-based mortgage trading
                                                                    company) (2000 - 2002).

**Mr. Bock became a Trustee of the Trust on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------

Mary K. Bush (57)      Class III Trustee  Class III trustee since   President, Bush International         Director of Brady
3509 Woodbine Street,                     2003. Term expires        (international financial advisory     Corporation (industrial
Chevy Chase, MD 20815                     in 2006.                  firm).                                identification and
                                                                                                          specialty coated
                                                                                                          material products
                                                                                                          manufacturer),
                                                                                                          Millennium Chemicals,
                                                                                                          Inc. (commodity
                                                                                                          chemicals), Mortgage
                                                                                                          Guaranty Insurance
                                                                                                          Corporation, and R.J.
                                                                                                          Reynolds Tobacco
                                                                                                          Holdings, Inc. (tobacco)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                             Positions Held      Length of Service        Principal Occupation                 Other Directorships
Name, Age and Address        With the Trust      and Term of Office       During Past Five Years               Held by this Trustee
Margaret B.W. Graham (58)    Class II Trustee    Class II trustee since   Founding Director, The Winthrop      None
1001 Sherbrooke Street West,                     2003. Term expires       Group, Inc. (consulting firm);
Montreal, Quebec, Canada                         in 2008.                 Professor of Management, Faculty of
H3A 1G5                                                                   Management, McGill University.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (55)         Class III Trustee   Trustee since            Private investor (2004 - present);   Director of
89 Robbins Avenue,           since January 2006. February 2006.           Senior Executive Vice President,     Quadriserv Inc.
Berkeley Heights, NJ 07922   Term expires in     Term expires in          The Bank of New York (financial and  (technology products
                             2006.               2006.                    securities services) (1986 - 2004).  for securities
                                                                                                               lending industry)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (57)     Class III Trustee   Class III trustee since  President and Chief Executive        Director of New
One Boston Place, 28th Floor,                    2003. Term expires       Officer, Newbury, Piret & Company,   America High Income
Boston, MA 02108                                 in 2006. Elected by      Inc. (investment banking firm)       Fund, Inc. (closed-
                                                 Preferred Shares only.                                        end investment
                                                                                                               company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (77)         Class I Trustee     Class I trustee since    Senior Counsel, Sullivan & Cromwell  Director, The Swiss
125 Broad Street,                                2003. Term expires       (law firm).                          Helvetia Fund, Inc.
New York, NY 10004                               in 2007.                                                      (closed-end
                                                                                                               investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (69)           Class II Trustee    Class II trustee since   President, John Winthrop & Co.,      None
One North Adgers Wharf,                          2003. Term expires       Inc. (private investment firm)
Charleston, SC 29401                             in 2008.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                            Positions Held       Length of Service    Principal Occupation                  Other Directorships
Name, Age and Address       With the Trust       and Term of Office   During Past Five Years                Held by this Trustee
Dorothy E. Bourassa (58)    Secretary            Serves at            Secretary of PIM-USA; Senior Vice     None
                                                 the discretion       President - Legal of Pioneer; and
                                                 of the Board         Secretary/Clerk of most of
                                                                      PIM-USA's subsidiaries; Secretary
                                                                      of all of the Pioneer Funds since
                                                                      September 2003 (Assistant Secretary
                                                                      from November 2000 to September
                                                                      2003).
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (41)  Assistant Secretary  Serves at            Assistant Vice President and Senior   None
                                                 the discretion       Counsel of Pioneer since July 2002;
                                                 of the Board         Vice President and Senior Counsel
                                                                      of BISYS Fund Services, Inc. (April
                                                                      2001 to June 2002); Senior Vice
                                                                      President and Deputy General
                                                                      Counsel of Funds Distributor, Inc.
                                                                      (July 2000 to April 2001; Assistant
                                                                      Secretary of all Pioneer Funds
                                                                      since September 2003.
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (48)        Assistant Secretary  Serves at            Partner, Wilmer Cutler Pickering      None
                                                 the discretion       Hale and Dorr LLP; Assistant
                                                 of the Board         Secretary of all Pioneer Funds
                                                                      since September 2003.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (60)           Treasurer            Serves at            Vice President - Fund Accounting,     None
                                                 the discretion       Administration and Custody Services
                                                 of the Board         of Pioneer; and Treasurer of all of
                                                                      the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             Positions Held        Length of Service   Principal Occupation                 Other Directorships
Name and Age                 With the Trust        and Term of Office  During Past Five Years               Held by this Officer
Mark E. Bradley (46)         Assistant Treasurer   Serves at           Deputy Treasurer of Pioneer since    None
                                                   the discretion      2004; Treasurer and Senior Vice
                                                   of the Board        President, CDC IXIS Asset
                                                                       Management Services from 2002 to
                                                                       2003; Assistant Treasurer and Vice
                                                                       President, MFS Investment
                                                                       Management from 1997 to 2002; and
                                                                       Assistant Treasurer of all of the
                                                                       Pioneer Funds since November 2004.
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (40)        Assistant Treasurer   Serves at           Assistant Vice President - Fund      None
                                                   the discretion      Accounting, Administration and
                                                   of the Board        Custody Services of Pioneer; and
                                                                       Assistant Treasurer of all of the
                                                                       Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (47)           Assistant Treasurer   Serves at           Fund Accounting Manager - Fund       None
                                                   the discretion      Accounting, Administration and
                                                   of the Board        Custody Services of Pioneer; and
                                                                       Assistant Treasurer of all of the
                                                                       Pioneer Funds since May 2002.
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (32)  Assistant Treasurer   Serves at           Fund Administration Manager - Fund   None
                                                   the discretion      Accounting, Administration and
                                                   of the Board        Custody Services since June 2003;
                                                                       Assistant Vice President - Mutual
                                                                       Fund Operations of State Street
                                                                       Corporation from June 2002 to June
                                                                       2003 (formerly Deutsche Bank Asset
                                                                       Management); Pioneer Fund
                                                                       Accounting, Administration and
                                                                       Custody Services (Fund Accounting
                                                                       Manager from August 1999 to May
                                                                       2002, Assistant Treasurer of all
                                                                       Pioneer Funds since September 2003.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Positions Held     Length of Service     Principal Occupation                  Other Directorships Held
Name and Age              With the Trust     and Term of Office    During Past Five Years                by this Officer
Terrence J. Cullen (45)   Chief Compliance   Since March 2006.     Chief Compliance Officer of Pioneer   None
                          Officer            Serves at the         and Pioneer Funds since March 2006;
                                             discretion of         Vice President and Senior Counsel
                                             the Board.            of Pioneer since September 2004;
                                                                   and Senior Vice President and
                                                                   Counsel, State Street Research &
                                                                   Management Company (February 1998
                                                                   to September 2004).
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito
Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.


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48
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

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

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52
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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact Mellon for assistance or information.

You can call Mellon Investor Services LLC for:

Account Information                                               1-800-710-0935

Telecommunications Device for the Deaf (TDD)                      1-800-231-5469

Or write to Mellon Investor Services LLC:

For                                                         Write to
General inquiries, lost dividend checks                     P.O. Box 3315
                                                            South Hackensack, NJ
                                                            07606-1915

Change of address, account consolidation                    P.O. Box 3316
                                                            South Hackensack, NJ
                                                            07606-1916

Lost stock certificates                                     P.O. Box 3317
                                                            South Hackensack, NJ
                                                            07606-1917

Stock transfer                                              P.O. Box 3312
                                                            South Hackensack, NJ
                                                            07606-1912

Dividend reinvestment plan (DRIP)                           P.O. Box 3338
                                                            South Hackensack, NJ
                                                            07606-1938

For additional information, please contact your investment advisor or visit our web site www.pioneerfunds.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's Chief Executive Officer is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchanges's Corporate Governance Standards applicable to the Trust. The Trust has filed such certification.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $26,335 in 2006 and $22,900 in 2005.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Fees for the Trust's audit-related services totaled approximately $8,500 in 2006 and $8,000 in 2005, which were related to the issuance of agreed upon procedures report to the rating agencies.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $6,800 and $6,000 for 2006 and 2005, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees
There were no other services provided to the Trust during the fiscal years ended March 31, 2006 and 2005.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31, 2006 and 2005, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $15,300 in 2006 and $15,100 in 2005. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's independent auditor, Ernst &
Young LLP ("E&Y"), has advised the Audit
Committee of the Fund's Board of Trustees that E&Ys Spanish affiliate (E&Y Spain) performed certain non-audit work for Pioneer Global
Investments Limited ("PGIL"), an affiliate of the Funds investment adviser. The services involved the receipt and disbursement of monies transferred to E&Y Spain by PGIL in payment of individual payroll and related income tax withholdings due on returns prepared by E&Y Spain for certain PGIL employees located in Spain from February 2001 to October 2005. E&Y became auditors of the Fund in May 2002. These payroll and tax services were discontinued in November 2005. The annual fee received by E&Y Spain for all such services totaled approximately 9,000 Euro per year. E&Y has informed the Audit Committee that based on its internal reviews and the de minimus nature of the services provided and fees received, E&Y does not believe its independence with respect to the Fund has been impaired or that it is disqualified from acting as independent auditors to the Fund.

N/A



Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).


(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.


                     Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                                       16.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


(a)(1)

As of the date of this report, day-to-day management of the fund's portfolio is the responsibility of David Eurkus. Mr. Eurkus is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Eurkus joined Pioneer as a senior vice president in January 2000 and has been an investment professional since 1969. From 1998 to 2000, Mr. Eurkus was a senior vice president of fixed income investing for the Private Client Group at Brown Brothers Harriman. Prior to that he was a senior vice president at Putnam Investments.

(a)(2)

Other Accounts Managed by the Portfolio Manager. The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account  Number of      Total Assets        Number of Accounts        Assets Managed
Manager                                Accounts       Managed             Managed for which         for which
                                       Managed                            Advisory Fee is           Advisory Fee is
                                                                          Performance-Based         Performance-Based
-----------------------------------------------------------------------------------------------------------------------
David Eurkus          Other Registered
                      Investment
                      Companies		5	  $1,897,959,000	   N/A			     N/A
                      -------------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles		0	  $0			   N/A			     N/A
                      -------------------------------------------------------------------------------------------------
                      Other Accounts    0	  $0			   N/A			     N/A

-----------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.


     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(a)(3)

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

          o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund are the Lehman Brothers Municipal Bond Index and the Lehman Brothers Non-Investment Grade Municipal Bond Index. As a result of these benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are
               relevant  to  the  portfolio   manager's   competitive universe.

          o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

          o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

(a)(4)

Share Ownership by Portfolio Manager. The following table indicates as of March 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.


--------------------------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
--------------------------------------------------------------------------------
                                  	  A
David Eurkus
--------------------------------------------------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000


 Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.


During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Municipal High Income Advantage Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date  May 30, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date  May 30, 2006


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date  May 30, 2006

* Print the name and title of each signing officer under his or her signature.